Exhibit 99.1

Digirad Corporation Changes Corporate Name to Star Equity Holdings, Inc.

Name Change Effective as of January 1, 2021

No Change to Names of Customer-Facing Businesses

SUWANEE, GA., December 28, 2020 – Digirad Corporation (Nasdaq: DRAD; DRADP) (the “Company”), a diversified holding company with three divisions: Healthcare, Building & Construction, and Real Estate & Investments, announced today that it has changed its corporate name to Star Equity Holdings, Inc. (“Star Equity Holdings”) with an effective date of January 1, 2021 (“Effective Date”). The website for Star Equity Holdings will be www.starequity.com. In connection with the corporate name change, the Company’s Common Stock will begin trading under the new ticker symbol “STRR” and have a CUSIP of 85513Q103, and the Company’s Series A Cumulative Perpetual Preferred Stock will begin trading under the new ticker symbol “STRRP” and have a CUSIP of 85513Q202 at the opening of trading on January 4, 2021. On the Effective Date the Company’s outstanding warrants expiring on May 28, 2025 will have a CUSIP of 85513Q111. The corporate name change does not affect the rights of the Company’s stockholders.

Names of the Company’s customer-facing businesses will not change. The Company’s Healthcare division, for example, will continue to operate under the brand names “Digirad” and “Digirad Health”, thus there will be no noticeable change for clients or employees of Digirad. The website for Digirad, the healthcare division, will continue to be www.digirad.com. The Company’s Building & Construction division, which is operated under the Company’s wholly owned subsidiary, ATRM Holdings, Inc. (“ATRM”), will now be doing business as “Star Building & Construction.”

Furthermore, on the Effective Date, Matt Molchan, the Company’s current CEO, will become CEO of Digirad Health, Inc. David Noble will remain the Company’s COO and CFO. Jeff Eberwein, the Company’s Chairman of the Board, will move into the role of Executive Chairman. Mitch Quain, a director of the Company since January 2019, will become the Lead Independent Director for Star Equity Holdings. Also on the Effective Date, the Company’s headquarters will change to Old Greenwich, CT, but no employees will move locations as a result of this change. Digirad’s headquarters will remain Suwanee, GA with substantial operations in Poway, CA.

Mr. Eberwein noted, “The new name reflects our business strategy and vision for continued growth. In 2020, we made tremendous progress on our growth and value maximization strategy by improving operating and financial results at our Building & Construction division and by entering into an agreement to sell DMS Health, the Company’s Mobile Healthcare Business, for $18.75 million. Proceeds from this sale will substantially improve our balance sheet and better position us to fund high-return organic growth investments and pursue acquisitions. Potential acquisitions could be bolt-ons for our existing businesses or an entry into an entirely new business sector.”

About Star Equity Holdings, Inc.

The Company is a diversified holding company with three divisions: Healthcare, Building & Construction, and Real Estate & Investments.

Healthcare Division

Digirad Health designs, manufactures, and distributes diagnostic medical imaging devices and services and operates in three businesses: Diagnostic Imaging, Diagnostic Services, and Mobile Healthcare. The Diagnostic Imaging business designs, manufactures, and sells proprietary solid-state gamma cameras and services the installed base. The Diagnostic Services business offers imaging and monitoring services to healthcare providers as an alternative to purchasing equipment or outsourcing procedures. The Mobile Healthcare business provides contract diagnostic imaging and nuclear medicine and healthcare expertise through a convenient, mobile service.

Building & Construction Division

Star Building & Construction manufactures modular housing units for commercial and residential real estate projects and operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply retail operations. The modular building manufacturing business is operated by KBS Builders, Inc. (“KBS”), the structural wall panel and wood foundation manufacturing segment is operated by EdgeBuilder, Inc. (“EdgeBuilder”), and the retail building supplies are sold through Glenbrook Building Supply, Inc. (“Glenbrook”). KBS, EdgeBuilder, and Glenbrook are all wholly-owned subsidiaries of ATRM and indirect wholly-owned subsidiaries of Star Equity Holdings.

Real Estate & Investments Division

This business division manages the Company’s real estate assets and investments.

Forward-Looking Statements Disclaimer Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.   Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over.  Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties.  Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services.  For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:

Company Jeffrey E. Eberwein Chairman 203-489-9501 admin@starequity.com	The Equity Group Lena Cati The Equity Group 212-836-9611 lcati@equityny.com